Subsidiaries	12 Months Ended
Dec. 31, 2023
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 11 – Subsidiaries

A.	Investments

OPC Energy Ltd.

OPC is a publicly-traded company whose securities are listed on the TASE. OPC is engaged in three reportable segments:

i.
generation and supply of electricity and energy (electricity, steam and charging services for electric vehicles) in Israel to private customers, Israel Electric Company (“IEC”) and Noga – The Israel Independent System Operator Ltd. (“System Operator” or “Noga’), including initiation, development, construction and operation of power plants and facilities for energy generation;

ii.	generation and supply of electricity and energy in the United States using renewable energy, including development, construction and management of renewable energy power plants; and
iii.
generation and supply of electricity and energy in the United States using conventional (natural gas) power plants, including development, construction and management of conventional energy power plants in the United States.

Material subsidiaries

Set forth below are details regarding OPC’s material subsidiaries:

			Ownership interest as at December 31
	Note	Main location of company's activities	2023	2022
OPC Power Plants Ltd.	11.A.1	Israel	80%	100%
OPC Holdings Israel Ltd.	11.A.2	Israel	80%	-
CPV Group LP	11.A.3	USA	70%	70%

1.	OPC Power Plants Ltd. (“OPC Power Plants”)

OPC Power Plants, directly holds most of OPC’s businesses in Israel, such as OPC Rotem Ltd. (“OPC Rotem”), OPC Hadera Ltd. (“OPC Hadera”), Tzomet Energy Ltd. (“OPC Tzomet”), OPC Sorek 2 Ltd. (“OPC Sorek 2”) and OPC Gat Power Plant (“Gat Partnership”). These businesses are mainly engaged in the generation and supply of electricity and energy, mainly to private customers and to the System Operator, and in the development, construction and operation in Israel of power plants and energy generation facilities powered using natural gas and renewable energy.

1.1
OPC Gat Power Plant (“Gat Partnership”)

On March 30, 2023, the transaction between OPC Power Plants, together with Dor Alon Energy in Israel (1988) Ltd. (“Dor Alon”), and Dor Alon Gas Power Plants Limited Partnership (the “Seller”) for purchase of the rights in a power plant located in Kiryat Gat Industrial Zone (“Gat Partnership”) was completed, and all rights in the Gat Partnership were transferred to OPC.

The transaction was completed for a consideration of NIS 870 million (approximately $242 million), after adjustments to working capital. Consideration of NIS 270 million (approximately $75 million) were paid to acquire all the rights in the Gat Partnership, and consideration of NIS 303 million (approximately $84 million) were used to repay the shareholders’ loan. The remaining consideration of NIS 300 million (approximately $83 million) represents a deferred consideration that was paid in 2023.

Determination of provisional fair value of identified assets and liabilities

The acquisition of the Gat Partnership was accounted for according to the provisions of IFRS 3 - “Business Combinations”. On the Transaction Completion Date, OPC included the net assets of the Gat Partnership in accordance with their fair value.

As of the approval date of the financial statements, OPC has yet to complete the attribution of acquisition cost to the identifiable assets and liabilities. As a result, some of the fair value data are provisional and there may be changes that will affect the data included below. Set forth below is the fair value of the identifiable assets and liabilities acquired (according to provisional amounts):

$ Million
Cash and cash equivalents	1
Trade and other receivables	6
Property, plant, and equipment - facilities and electricity generation and supply license (1)	172
Property, plant, and equipment - land owned by the Gat Partnership (2)	23
Trade and other payables	(7)
Loans from former right holders (3)	(84)
Deferred tax liabilities	(19)
Identifiable assets, net	92
Goodwill (4)	61
Total consideration (5)	153

(1)
The Group applied IFRS 3 and allocate the fair value of the facilities and the electricity supply license to a single asset. The fair value was determined by an independent appraiser using the income approach, the MultiPeriod Excess Earning Method. The valuation methodology included several key assumptions that constituted the basis for cash flow forecasts, including, among other things, electricity and gas prices, and nominal post-tax discount rate of 8%-8.75%. The said assets are amortized over 27 years from the acquisition date, considering an expected residual value at the end of the assets’ useful life.

(2)	The fair value of the land was determined by an external and independent land appraiser using the discounted cash flow technique (the discount rate used is 8%).
(3)	The loans were repaid immediately after the acquisition date.
(4)	The goodwill arising as part of the business combination reflects the synergy between the activity of the Gat Partnership and the Rotem Power Plant.
(5)	The consideration includes a cash payment of NIS 270 million (approximately $75 million) plus deferred consideration, whose present value is estimated at NIS 285 million (approximately $79 million).

The aggregate cash flows that were used by the Group as a result of the acquisition transaction:

$ Million
Cash and other cash equivalents paid (excluding consideration used to repay shareholders’ loan)	152
Cash and other cash equivalents acquired	(1)
151

2.
OPC Holdings Israel Ltd. (“OPC Holdings Israel”)

In May 2022, OPC had entered into an agreement with Veridis Power Plants (“Veridis”) to form OPC Holdings Israel Ltd. (“OPC Holdings Israel”), which will hold and operate all of OPC’s business activities in the energy and electricity generation and supply sectors in Israel (“Veridis Transaction”).

Upon completion of the Veridis Transaction in 2023, OPC transferred to OPC Holdings Israel, among other things, its 80% interest in OPC Rotem, its interest in Gnrgy Ltd., as well as other operations in Israel including OPC Hadera, OPC Tzomet, OPC Sorek, energy generation facilities on consumers’ premises and virtual electricity supply activities, and Veridis transferred its 20% interests in OPC Rotem to OPC Holdings Israel. In addition, Veridis invested approximately NIS 452 million (approximately $129 million) in cash in OPC Holdings Israel (after adjustments to the original transaction amount which totaled NIS 425 million (approximately $125 million)), of which approximately NIS 400 million (approximately $118 million) was used by OPC Rotem to repay a portion of the shareholders’ loans provided to OPC Rotem in 2021 by OPC and Veridis.

As a result of the Veridis Transaction, OPC holds 80% and Veridis holds the remaining 20% of OPC Holdings Israel, which holds 100% of the business activities in the energy and electricity generation and supply sectors in Israel transferred by OPC.

The Veridis transaction is accounted for in accordance with the provisions of IFRS 10 – “Consolidated Financial Statements”. Accordingly, all differences between the cash received from Veridis as stated above and the increase in the non-controlling interests were recognized in capital reserve from transactions with non-controlling interests.

3.
CPV Group LP (“CPV Group”)

CPV Group is engaged in the development, construction and management of power plants using renewable energy and conventional energy (power plants running on natural gas of the advanced‑generation combined‑cycle type) in the United States. The CPV Group holds rights in active power plants that it initiated and developed – both in the area of conventional energy and in the area of renewable energy. In addition, through an asset management group the CPV Group is engaged in provision of management services to power plants in the United States using a range of technologies and fuel types, by means of signing asset‑management agreements, usually for short to medium periods. Refer to Note 9.C for further details on associates of CPV Group.

4.
OPC Power Ventures LP (“OPC Power”)

In October 2020, OPC signed a partnership agreement (the “Partnership Agreement” and the “Partnership”, where applicable) with three financial entities to form OPC Power, whereby the limited partners in the Partnership are OPC which holds a 70% interest, Clal Insurance Group which holds a 12.75% interest, Migdal Insurance Group which holds a 12.75% interest, and a corporation from Poalim Capital Markets which holds a 4.5% interest.

The General Partner of the Partnership, a wholly-owned company of OPC, will manage the Partnership’s business as its General Partner, with certain material actions (or which may involve a conflict of interest between the General Partner and the limited partners), requiring approval of a majority a of special majority (according to the specific action) of the institutional investors which are limited partners. The General Partner is entitled to management fees and success fees subject to meeting certain achievements.

OPC also entered into an agreement with entities from the Migdal Insurance Group with respect to their holdings in the Partnership, whereby OPC granted said entities a put option, and they granted OPC a call option (to the extent that the put option is not exercised), which is exercisable after 10 years in certain circumstances.

The total investment undertakings and provision of shareholders’ loans provided by all partners under the Partnership Agreement pro rata to the holdings discussed above is $1,215 million. The amount is designated for acquisition of all the rights in the CPV Group and for financing additional investments.

In 2021, OPC and the holders of the non-controlling interests provided OPC Power in partnership capital and loans of approximately $657 million and $204 million respectively. The loans are denominated in dollars and bear interest at an annual rate of 7%. The loan principal is repayable at any time, but not later than January 2028. The accrued interest is to be paid on a quarterly basis. To the extent the payment made by OPC Power is lower than the amount of the accrued interest, the payment in respect of the balance will be postponed to the next quarter, but not later than January 2028. In January 2021, the loans and rights of OPC Power were subsequently transferred to ICG Energy, Inc. OPC Power holds 99.99% of the CPV Group, and the remaining interest is held by the General Partner of the Partnership.

In 2022, the Limited Partners in the Partnership provided OPC Power with equity investments totaling $122 million (NIS 409 million) and provided it with loans for a total amount of $38 million (NIS 127 million), respectively, each in accordance with its proportionate share. As December 31, 2022, total investments in the Partnership’s equity and the outstanding balance of the loans (including accrued interest) amount to $779 million (approximately NIS 2,741 million), and $271 million (approximately NIS 953 million), respectively.

In 2023, OPC and non-controlling interests made equity investments in the partnership OPC Power Ventures LP (both directly and indirectly) of NIS 565 million (approximately $150 million), and extended NIS 175 million (approximately $45 million) in loans, based on their stake in the partnership. In September 2023, after utilizing the entire investment commitment and shareholder loans in July 2023, the facility was increased by $100 million (OPC’s share in the facility is $70 million).

5.
Acquisition of CPV Group

On January 25, 2021 (“Transaction Completion Date”), the Group acquired 70% of the rights and holdings in CPV Power Holdings LP; Competitive Power Ventures Inc.; and CPV Renewable Energy Company Inc through the limited partnership, CPV Group LP (the “Buyer”). For the year ended December 31, 2021, the Group’s consolidated results comprised results of the CPV Group from Transaction Completion Date through to year end.

On the Transaction Completion Date, in accordance with the mechanism for determination of the consideration as defined in the acquisition agreement, the Buyer paid the sellers approximately $648 million, and about $5 million for a deposit which remains in the CPV Group.

OPC partially hedged its exposure to changes in the cash flows from payments in US dollars in connection with the agreement for acquisition of the CPV Group by means of forward transactions and dollar deposits. OPC chose to designate the forward transactions as an accounting hedge. On the Transaction Completion Date, OPC recorded an amount of approximately NIS 103 million (approximately $32 million) that was accrued in a hedge capital reserve to the investment cost in the CPV Group.

The contribution of the CPV Group to the Group’s revenue and consolidated loss from the acquisition date until December 31, 2021 amounted to $51 million and $47 million, respectively.

Following the acquisition of CPV Group, the fair value of identifiable assets and liabilities as of the acquisition date had been determined to be $580 million. Accordingly, goodwill of $105 million (including goodwill arising from hedging) was recognized, which reflects the potential of future activities of CPV Group in the market in which it operates.

6.
Acquisition of Mountain Wind Power Plant

In January 2023, CPV Group through its 100% owned subsidiary entered into an agreement to acquire all rights in four operating wind-powered electricity power plants in Maine, United States, with an aggregate capacity of 81.5 MW.

On April 5, 2023, the transaction was completed and CPV Group received all rights in the Mountain Wind Project for consideration of $175 million.

Determination of fair value of identified assets and liabilities

The acquisition of the Mountain Wind Project was accounted for according to the provisions of IFRS 3 - “Business Combinations”. On the Transaction Completion Date, OPC included the net assets of the Mountain Wind Project in accordance with their fair value.

Set forth below is the fair value of the identifiable assets and liabilities acquired:

$ Million
Trade and other receivables	4
Property, plant, and equipment (1)	127
Intangible assets (1)	26
Trade and other payables	(1)
Liabilities in respect of evacuation and removal	(2)
Identifiable assets, net	154
Goodwill (2)	21
Total consideration	175

(1)
The fair value was determined using the discounted cash flow method. The valuation methodology included a number of key assumptions that constituted the basis for cash flow forecasts, including, among other things, electricity and gas prices, and nominal post-tax discount rate of 5.75% - 6.25%. Intangible assets are amortized over 13 to 17 years, and property, plant, and equipment items are depreciated over 20 to 29 years.

(2)
The goodwill in the transaction reflects the business potential of the Group’s entry into the renewable energies market in New England, USA. CPV Group expects that the entire amount of the goodwill will be deductible for tax purposes.

7.	Issuances of new shares by OPC

In February 2021, OPC issued to Altshuler Shaham Ltd. and entities managed by Altschuler Shalam (collectively, the “Offerees”), 10,300,000 ordinary shares of NIS 0.01 par value each. The price of the shares issued to the Offerees was NIS 34 per ordinary share, and the gross proceeds from the issuance was about NIS 350 million (approximately $106 million). The issuance expenses were about NIS 4 million (approximately $1 million). Accordingly, the Group recognized $63 million in non-controlling interests and $42 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In July 2022, OPC issued to the public 9,443,800 ordinary shares of NIS0.01 par value each. The issuance was carried out by way of uniform offering with a quantity range, and a tender for the unit price and quantity. Gross issuance proceeds amounted to NIS 331 million (approximately $94 million), and issuance expenses were approximately NIS 9 million (approximately $2 million). Kenon took part in the issuance, and was issued 3,898,000 ordinary shares for a gross amount of $39 million.

In September 2022, OPC issued to qualified investors 12,500,000 ordinary shares of NIS 0.01 par value each. Gross issuance proceeds amounted to NIS 500 million (approximately $141 million), and issuance expenses were approximately NIS 6 million (approximately $1 million). Kenon did not take part in the issuance.

Following completion of the share issuances in 2022, Kenon registered a decrease of 4% in equity interest in OPC from 59% to 55%. Accordingly, the Group recognized $136 million in non-controlling interests and $58 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

8.	Rights issuance

In September 2021, OPC issued rights to purchase 13,174,419 ordinary OPC shares of NIS 0.01 per value each (hereinafter - the “Rights”), in connection with the development and expansion of OPC’s activity in the USA. The Rights were offered such that each holder of ordinary shares of OPC who held 43 ordinary shares was entitled to purchase one right unit comprising of three shares at a price of NIS 75 (NIS 25 per share). Through the deadline for exercising the rights, notices of exercise were received for the purchase of 13,141,040 ordinary shares (constituting approximately 99.7% of the total shares offered in the rights offering). The gross proceeds from the exercised rights amounted to approximately NIS 329 million (approximately $102 million).

In October 2021, Kenon exercised rights for the purchase of approximately 8 million shares for total consideration of approximately NIS 206 million (approximately $64 million), which included its pro rata share and additional rights it purchased during the rights trading period plus the cost to purchase these additional rights. As a result, Kenon then held approximately 58.8% of the outstanding shares of OPC. Accordingly, the Group recognized $41 million in non-controlling interests and $60 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

Following completion of the share issuance as described in Note 11.7 and the above rights issuances in 2021, Kenon registered a decrease in equity interest in OPC from 59% to 55%. Accordingly, the Group recognized $104 million in non-controlling interests and $38 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

9.	Dividends

Following the growth strategy adopted by OPC and the expansion of operation targets in recent years, taking into account OPC’s financial strength, from March 2024, OPC’s dividend distribution policy will be suspended for two years. After the said suspension period, the Board of Directors will discuss the possible resumption of the dividend distribution policy and its applicability to the circumstances, if any.

B.	The following table summarizes the information relating to the Group’s subsidiary in 2023, 2022 and 2021 that has material NCI:

	As at and for the year ended December 31,
	2023	2022	2021
	OPC Energy Ltd.	OPC Energy Ltd.	OPC Energy Ltd.
	$ Thousands
NCI percentage *	59.88%	56.20%	53.14%
Current assets	460,810	419,636	346,380
Non-current assets	3,018,434	2,289,101	2,141,744
Current liabilities	(353,735)	(184,418)	(230,518)
Non-current liabilities	(1,679,847)	(1,283,445)	(1,341,962)
Net assets	1,445,662	1,240,874	915,644
Carrying amount of NCI	865,676	697,433	486,598

Revenue	691,796	573,957	487,763
Profit/(loss) after tax	46,955	65,352	(93,898)
Other comprehensive income	(38,017)	(11,249)	74,219
Profit/(loss) attributable to NCI	25,030	37,007	(54,022)
OCI attributable to NCI	(24,624)	(568)	33,661
Cash flows from operating activities	134,973	62,538	119,264
Cash flows used in investing activities	(594,303)	(328,610)	(256,200)
Cash flows from financing activites excluding dividends paid to NCI	503,245	285,898	311,160
Dividends paid to NCI	-	-	(10,214)
Effect of changes in the exchange rate on cash and cash equivalents	(7,435)	(13,545)	6,717
Net increase/(decrease) in cash and cash equivalents	36,480	6,281	170,727

* The NCI percentage represents the effective NCI of the Group